Buffalo Discovery Fund
Schedule of Investments
June 30, 2021 (Unaudited)

Shares or Face Amount			Fair Value*
		COMMON STOCKS - 95.16%
		Communication Services - 3.41%
		Diversified Telecommunication Services - 1.79%
233,954		Bandwidth, Inc. (a)	32,266,936

		Entertainment - 0.79%
81,003		Take-Two Interactive Software, Inc. (a)	14,339,151

		Interactive Media & Services - 0.83%
792,980		Eventbrite, Inc. (a)	15,066,620
		Total Communication Services (Cost $56,626,247)	61,672,707

		Consumer Discretionary - 11.61%
		Hotels, Restaurants & Leisure - 5.59%
12,277		Chipotle Mexican Grill, Inc. (a)	19,033,524
236,443		Darden Restaurants, Inc.	34,518,314
526,645		MGM Resorts International	22,461,409
329,120		Penn National Gaming, Inc. (a)	25,174,389
			101,187,636
		Internet & Direct Marketing Retail - 1.78%
196,575		Expedia Group, Inc. (a)	32,181,293

		Specialty Retail - 3.21%
111,650		Five Below, Inc. (a)	21,578,595
102,634		Ross Stores, Inc.	12,726,616
127,425		Tractor Supply Co.	23,708,696
			58,013,907
		Textiles, Apparel & Luxury Goods - 1.03%
227,153		VF Corp.	18,635,632
		Total Consumer Discretionary (Cost $130,986,327)	210,018,468

		Financials - 5.23%
		Capital Markets - 2.95%
151,540		Intercontinental Exchange, Inc.	17,987,798
66,495		MSCI, Inc.	35,447,154
			53,434,952
		Diversified Financial Services - 1.49%
143,274		Global Payments Inc.	26,869,606

		Insurance - 0.79%
245,550		eHealth, Inc. (a)	14,340,120
		Total Financials (Cost $58,198,739)	94,644,678

		Health Care - 21.71%
		Biotechnology - 4.27%
193,645		Horizon Therapeutics Plc - ADR (a) (b)	18,132,918
200,350		Ligand Pharmaceuticals, Inc. (a)	26,283,917
289,495		Natera, Inc. (a)	32,866,367
			77,283,202
		Health Care Equipment & Supplies - 5.35%
188,200		Alcon, Inc. - ADR (b)	13,222,932
579,200		Boston Scientific Corp. (a)	24,766,592
284,770		Hologic, Inc. (a)	18,999,855
24,237		IDEXX Laboratories, Inc. (a)	15,306,877
152,299		Zimmer Biomet Holdings, Inc.	24,492,725
			96,788,981
		Health Care Providers & Services - 2.56%
127,930		Guardant Health, Inc. (a)	15,887,626
378,285		HealthEquity, Inc. (a)	30,444,377
			46,332,003
		Life Sciences Tools & Services - 8.30%
374,775		Adaptive Biotechnologies Corporation (a)	15,313,307
151,244		Agilent Technologies, Inc.	22,355,376
863,625		Avantor, Inc. (a)	30,667,324
21,380		Bio-Rad Laboratories, Inc. (a)	13,774,920
74,975		Charles River Laboratories International, Inc. (a)	27,734,752
115,506		ICON PLC. - ADR (a) (b)	23,876,245
675,910		Sotera Health Co. (a)	16,377,299
			150,099,223
		Pharmaceuticals - 1.23%
205,860		Catalent, Inc. (a)	22,257,583
		Total Health Care (Cost $281,944,331)	392,760,992

		Industrials - 20.25%
		Building Products - 0.99%
419,837		Builders FirstSource, Inc. (a)	17,910,247

		Commercial Services & Supplies - 1.54%
211,816		Copart, Inc. (a)	27,923,703

		Construction & Engineering - 1.60%
273,015		MasTec, Inc. (a)	28,966,892

		Electrical Equipment - 4.18%
230,015		AMETEK, Inc.	30,707,002
108,150		Generac Holdings, Inc. (a)	44,898,473
			75,605,475
		Machinery - 0.97%
358,709		Ingersoll Rand, Inc. (a)	17,508,586

		Professional Services - 7.69%
319,660		CoStar Group, Inc. (a)	26,474,241
356,495		IHS Markit Ltd. - ADR (b)	40,162,727
230,664		TransUnion	25,329,214
408,265		Upwork, Inc. (a)	23,797,767
133,737		Verisk Analytics, Inc.	23,366,528
			139,130,477
		Road & Rail - 2.15%
69,533		Kansas City Southern	19,703,566
319,073		Lyft, Inc. (a)	19,297,535
			39,001,101
		Trading Companies & Distributors - 1.13%
392,325		Fastenal Co.	20,400,900
		Total Industrials (Cost $183,394,023)	366,447,381

		Information Technology - 29.91%
		Communications Equipment - 4.00%
51,479		Arista Networks Inc. (a)	18,651,357
343,785		Ciena Corp. (a)	19,557,929
99,584		F5 Networks, Inc. (a)	18,588,349
190,066		Lumentum Holdings, Inc. (a)	15,591,114
			72,388,749
		Electronic Equipment, Instruments & Components - 3.90%
307,274		Amphenol Corp. - Class A	21,020,615
193,390		Keysight Technologies, Inc. (a)	29,861,350
463,933		National Instruments Corp.	19,615,087
			70,497,052
		Internet Software & Services - 1.20%
1,364,950		Cloudera, Inc. (a)	21,648,107

		IT Services - 5.37%
144,005		Akamai Technologies, Inc. (a)	16,790,983
61,084		EPAM Systems, Inc. (a)	31,211,480
91,566		FleetCor Technologies, Inc. (a)	23,446,390
296,630		GoDaddy, Inc. - Class A (a)	25,794,945
			97,243,798
		Semiconductors & Semiconductor Equipment - 4.55%
49,169		KLA-Tencor Corporation	15,941,081
246,854		Marvell Technology, Inc.	14,398,994
257,096		Micron Technology, Inc. (a)	21,848,018
135,509		Universal Display Corp.	30,127,716
			82,315,809
		Software - 10.89%
532,000		8x8, Inc. (a)	14,768,320
90,539		Aspen Technology, Inc. (a)	12,452,734
399,745		DoubleVerify Holdings, Inc. (a)	16,925,203
161,605		Guidewire Software, Inc. (a)	18,216,116
767,765		Momentive Global, Inc. (a)	16,176,808
70,000		Palo Alto Networks, Inc. (a)	25,973,500
92,330		Synopsys, Inc. (a)	25,463,691
620,530		Tenable Holdings, Inc. (a)	25,658,915
41,191		Tyler Technologies, Inc. (a)	18,633,573
396,345		Varonis Systems, Inc. (a)	22,837,399
			197,106,259
		Total Information Technology (Cost $365,901,636)	541,199,774

		Materials - 3.04%
		Construction Materials - 1.47%
75,798		Martin Marietta Materials, Inc.	26,666,495

		Containers & Packaging - 0.84%
107,500		AptarGroup, Inc.	15,140,300

		Metals & Mining - 0.73%
613,495		Cleveland-Cliffs, Inc. (a)	13,226,952
		Total Materials (Cost $46,697,343)	55,033,747

		TOTAL COMMON STOCKS (Cost $1,123,748,646)	1,721,777,747

		REITS - 2.48%
		Real Estate - 2.48%
		Equity Real Estate Investment Trusts (REITs) - 2.48%
27,529		Equinix Inc.	22,094,775
71,515		SBA Communications Corp.	22,791,831
		Total Real Estate (Cost $25,677,171)	44,886,606

		TOTAL REITS (Cost $25,677,171)	44,886,606

		SHORT TERM INVESTMENTS - 2.82%
		Investment Company - 2.82%
51,047,373		Fidelity Investments Money Market Funds - Government Portfolio - Class I - 0.01% (c)	51,047,373
		Total Investment Company	51,047,373

		TOTAL SHORT TERM INVESTMENTS (Cost $51,047,373)	51,047,373

		Total Investments (Cost ($1,200,473,190) - 100.46%	1,817,711,726
		Liabilities in Excess of Other Assets - (0.46)%	(8,395,039)
		TOTAL NET ASSETS - 100.00%	$1,809,316,687

		ADR — American Depositary Receipt
		PLC — Public Limited Company
	(a)	Non Income Producing.
	(b)	Foreign Issued Security. The total value of these securities amounted to $95,394,822 (5.26% of net assets) at June 30, 2021.
	(c)	The rate quoted is the annualized seven-day effective yield as of June 30, 2021.
	*	See the accompanying Notes regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

INVESTMENT VALUATION

Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the “Board”). If events occur that will affect the value of a Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the position; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of June 30, 2021, the Fund did not hold fair valued securities.

Debt securities with remaining maturities of 60 days or less are normally valued at the last reported sale price. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds’ investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds’ corporate bond valuation policies.

FOREIGN INVESTMENT RISK

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instInvesting in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

Summary of Fair Value Exposure at June 30, 2021

In accordance with FASB ASC 820, Fair Value Measurements (“ASC 820”), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 —Valuations based on significant unobservable inputs (including a Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by Kornitzer Capital Management (“Advisor”), along with any other relevant factors in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in the Foreign Investment Risk note above.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of June 30, 2021. These assets are measured on a recurring basis.

Buffalo Discovery Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,721,777,747	-	-	$1,721,777,747
REITs	44,886,606	-	-	44,886,606
Short Term Investments	51,047,373	-	-	51,047,373
Total*	$1,817,711,726	$-	-	$1,817,711,726

* Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

TRANSACTIONS WITH AFFILIATES
Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Buffalo Funds during the period ended June 30, 2021.

FOREIGN CURRENCY TRANSLATION
Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both ﬁnancial reporting and tax purposes.

PURCHASED AND WRITTEN OPTIONS CONTRACTS
The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund did not hold purchased or written call options as of June 30, 2021. The Fund’s maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Fund did not hold any purchased or written put options as of June 30, 2021.  The premium that a Fund pays when purchasing an option or receives when writing an option will reﬂect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.  A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a speciﬁed amount of a security at a ﬁxed price (the exercise price) during a speciﬁed period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.  Exchange traded options are valued at the composite price, using the National Best Bid and Oﬀer quotes (“NBBO”). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Speciﬁcally, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Fund’ fair valuation guidelines.  The Fund may use options with the objective to generate income as a non-principal investment strategy. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Fund.